Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	March 31
BALANCE SHEET DATA	2008	2007	% Change

Total assets	$16,052,867	$14,670,336	9.4%
Loans, net of unearned income	11,388,653	10,448,175	9.0%
Investment securities	3,104,827	2,621,608	18.4%
Deposits	10,048,928	10,235,580	(1.8%)
Shareholders’ equity	1,611,720	1,521,931	5.9%

	Quarter Ended March 31

INCOME SUMMARY	2008	2007	% Change

Interest income	$229,220	$230,656	(0.6%)
Interest expense	(103,321)	(108,881)	(5.1%)

Net interest income	125,899	121,775	3.4%
Provision for loan losses	(11,220)	(957)	1,072.4%
Investment securities gains	1,246	1,782	(30.1%)
Other income	36,434	37,283	(2.3%)
Other expenses	(96,660)	(100,905)	(4.2%)

Income before income taxes	55,699	58,978	(5.6%)
Income taxes	(14,203)	(17,850)	(20.4%)

Net income	$41,496	$41,128	0.9%

PER-SHARE DATA:

Net income:
Basic	$0.24	$0.24	—
Diluted	0.24	0.24	—
Cash dividends	0.1500	0.1475	1.7%

Shareholders’ equity	9.28	8.79	5.6%
Shareholders’ equity (tangible)	5.52	4.97	11.1%

SELECTED FINANCIAL RATIOS:

Return on average assets	1.05%	1.12%
Return on average shareholders’ equity	10.53%	11.06%
Return on average shareholders’ equity (tangible)	18.45%	20.34%
Net interest margin	3.58%	3.74%
Efficiency ratio	57.10%	60.98%
Non-performing assets to total assets	0.90%	0.40%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	March 31	March 31	December 31	March 31	December 31
	2008	2007	2007	2007	2007

ASSETS
Cash and due from banks	$406,601	$344,969	$381,283	17.9%	6.6%
Loans held for sale	95,144	206,422	103,984	(53.9%)	(8.5%)
Other interest-earning assets	13,240	17,677	21,153	(25.1%)	(37.4%)
Investment securities	3,104,827	2,621,608	3,153,552	18.4%	(1.5%)
Loans, net of unearned	11,388,653	10,448,175	11,204,424	9.0%	1.6%
Allowance for loan losses	(115,257)	(107,899)	(107,547)	6.8%	7.2%

Net Loans	11,273,396	10,340,276	11,096,877	9.0%	1.6%
Premises and equipment	197,424	190,442	193,296	3.7%	2.1%
Accrued interest receivable	65,865	67,580	73,435	(2.5%)	(10.3%)
Goodwill and intangible assets	653,038	662,085	654,908	(1.4%)	(0.3%)
Other assets	243,332	219,277	244,610	11.0%	(0.5%)

Total Assets	$16,052,867	$14,670,336	$15,923,098	9.4%	0.8%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,048,928	$10,235,580	$10,105,445	(1.8%)	(0.6%)
Short-term borrowings	2,229,127	1,138,443	2,383,944	95.8%	(6.5%)
Federal Home Loan Bank advances and long-term debt	1,890,969	1,576,283	1,642,133	20.0%	15.2%
Other liabilities	272,123	198,099	216,656	37.4%	25.6%

Total Liabilities	14,441,147	13,148,405	14,348,178	9.8%	0.6%
Shareholders’ equity	1,611,720	1,521,931	1,574,920	5.9%	2.3%

Total Liabilities and Shareholders’ Equity	$16,052,867	$14,670,336	$15,923,098	9.4%	0.8%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Commercial - industrial, financial and agricultural	$3,493,352	$3,095,492	$3,427,085	12.9%	1.9%
Real estate - commercial mortgage	3,619,391	3,257,914	3,502,282	11.1%	3.3%
Real estate - residential mortgage	882,977	699,528	851,577	26.2%	3.7%
Real estate - home equity	1,547,323	1,425,948	1,501,231	8.5%	3.1%
Real estate - construction	1,303,232	1,377,791	1,342,923	(5.4%)	(3.0%)
Consumer	451,037	514,007	500,708	(12.3%)	(9.9%)
Leasing and other	91,341	77,495	78,618	17.9%	16.2%

Total Loans, net of unearned income	$11,388,653	$10,448,175	$11,204,424	9.0%	1.6%

Deposits, by type:
Noninterest-bearing demand	$1,737,442	$1,795,265	$1,722,211	(3.2%)	0.9%
Interest-bearing demand	1,712,601	1,683,652	1,715,315	1.7%	(0.2%)
Savings deposits	2,157,749	2,274,727	2,131,374	(5.1%)	1.2%
Time deposits	4,441,136	4,481,936	4,536,545	(0.9%)	(2.1%)

Total Deposits	$10,048,928	$10,235,580	$10,105,445	(1.8%)	(0.6%)

Short-term borrowings, by type:
Customer repurchase agreements	$223,649	$278,819	$228,061	(19.8%)	(1.9%)
Short-term promissory notes	496,706	359,365	443,002	38.2%	12.1%
Federal funds purchased	1,103,804	442,362	1,057,335	149.5%	4.4%
Other	404,968	57,897	655,546	599.5%	(38.2%)

Total Short-term borrowings	$2,229,127	$1,138,443	$2,383,944	95.8%	(6.5%)

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2008	2007	2007	2007	2007
Interest Income:
Interest Income	$229,220	$230,656	$240,069	(0.6%)	(4.5%)
Interest Expense	103,321	108,881	116,418	(5.1%)	(11.2%)

Net Interest Income	125,899	121,775	123,651	3.4%	1.8%
Provision for Loan Losses	11,220	957	6,800	1,072.4%	65.0%

Net Interest Income after Provision	114,679	120,818	116,851	(5.1%)	(1.9%)

Other Income:
Investment management and trust services	8,759	9,810	9,291	(10.7%)	(5.7%)
Service charges on deposit accounts	13,967	10,627	13,355	31.4%	4.6%
Other service charges and fees	8,591	7,375	8,405	16.5%	2.2%
Gains on sale of mortgage loans	2,311	5,393	2,181	(57.1%)	6.0%
Investment securities gains (losses)	1,246	1,782	(537)	(30.1%)	332.0%
Other	2,806	4,078	2,516	(31.2%)	11.5%

Total Other Income	37,680	39,065	35,211	(3.5%)	7.0%

Other Expenses:
Salaries and employee benefits	55,195	56,293	53,173	(2.0%)	3.8%
Net occupancy expense	10,524	10,196	10,002	3.2%	5.2%
Equipment expense	3,448	3,715	3,303	(7.2%)	4.4%
Data processing	3,246	3,202	3,205	1.4%	1.3%
Advertising	2,905	2,409	3,465	20.6%	(16.2%)
Intangible amortization	1,857	1,983	2,158	(6.4%)	(13.9%)
Operating risk loss	1,243	5,914	767	(79.0%)	62.1%
Other	18,242	17,193	22,374	6.1%	(18.5%)

Total Other Expenses	96,660	100,905	98,447	(4.2%)	(1.8%)

Income Before Income Taxes	55,699	58,978	53,615	(5.6%)	3.9%
Income Taxes	14,203	17,850	15,436	(20.4%)	(8.0%)

Net Income	$41,496	$41,128	$38,179	0.9%	8.7%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.24	$0.24	$0.22	—	9.1%
Diluted	0.24	0.24	0.22	—	9.1%

Cash dividends	$0.1500	$0.1475	$0.1500	1.7%	—
Shareholders’ equity	9.28	8.79	9.08	5.6%	2.2%
Shareholders’ equity (tangible)	5.52	4.97	5.30	11.1%	4.2%

Weighted average shares (basic)	173,624	173,273	173,416	0.2%	0.1%
Weighted average shares (diluted)	174,209	174,878	174,155	(0.4%)	—
Shares outstanding, end of period	173,722	173,083	173,503	0.4%	0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.05%	1.12%	0.97%
Return on average shareholders’ equity	10.53%	11.06%	9.72%
Return on average shareholders’ equity (tangible)	18.45%	20.34%	17.44%
Net interest margin	3.58%	3.74%	3.56%
Efficiency ratio	57.10%	60.98%	59.09%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	March 31, 2008			March 31, 2007			December 31, 2007
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate

ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,295,531	$192,422	6.85%	$10,414,698	$196,558	7.65%	$11,082,957	$204,281	7.32%
Taxable investment securities	2,407,189	29,561	4.91%	2,190,230	24,619	4.50%	2,348,449	28,420	4.84%
Tax-exempt investment securities	515,856	6,761	5.24%	492,709	6,228	5.06%	494,790	6,462	5.22%
Equity securities	213,004	2,380	4.48%	178,488	2,129	4.79%	201,554	2,445	4.84%

Total Investment Securities	3,136,049	38,702	4.94%	2,861,427	32,976	4.61%	3,044,793	37,327	4.90%
Loans held for sale	98,676	1,577	6.39%	207,856	3,684	7.09%	101,788	1,730	6.79%
Other interest-earning assets	26,784	218	3.25%	48,328	596	4.97%	24,136	291	4.78%

Total Interest-earning Assets	14,557,040	232,919	6.43%	13,532,309	233,814	6.99%	14,253,674	243,629	6.80%
Noninterest-earning assets:
Cash and due from banks	310,719			315,969			323,490
Premises and equipment	196,037			192,002			191,502
Other assets	927,260			899,843			907,267
Less: allowance for loan losses	(109,914)			(107,683)			(110,922)

Total Assets	$15,881,142			$14,832,440			$15,565,011

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,685,620	$4,405	1.05%	$1,657,714	$6,904	1.69%	$1,721,831	$6,598	1.52%
Savings deposits	2,137,704	9,163	1.72%	2,295,822	13,811	2.44%	2,179,753	12,046	2.19%
Time deposits	4,520,004	49,918	4.44%	4,457,363	50,493	4.59%	4,603,944	54,341	4.68%

Total Interest-bearing Deposits	8,343,328	63,486	3.06%	8,410,899	71,208	3.43%	8,505,528	72,985	3.40%
Short-term borrowings	2,347,463	18,828	3.19%	1,552,495	19,054	4.93%	2,020,751	22,249	4.33%
Federal Home Loan Bank advances and long-term debt	1,798,508	21,007	4.69%	1,450,016	18,619	5.14%	1,624,613	21,184	5.19%

Total Interest-bearing Liabilities	12,489,299	103,321	3.32%	11,413,410	108,881	3.85%	12,150,892	116,418	3.80%
Noninterest-bearing liabilities:
Demand deposits	1,616,283			1,721,135			1,675,528
Other	190,496			189,297			180,907

Total Liabilities	14,296,078			13,323,842			14,007,327
Shareholders’ equity	1,585,064			1,508,598			1,557,684

Total Liabilities and Shareholders’ Equity	$15,881,142			$14,832,440			$15,565,011

Net interest income/net interest margin (fully taxable equivalent)		129,598	3.58%		124,933	3.74%		127,211	3.56%

Tax equivalent adjustment		(3,699)			(3,158)			(3,560)

Net interest income		$125,899			$121,775			$123,651
(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2008	2007	2007	2007	2007

Loans, by type:
Commercial - industrial, financial and agricultural	$3,472,443	$3,031,242	$3,364,211	14.6%	3.2%
Real estate - commercial mortgage	3,547,507	3,239,179	3,438,386	9.5%	3.2%
Real estate - residential mortgage	861,054	701,918	831,825	22.7%	3.5%
Real estate - home equity	1,526,475	1,441,741	1,486,367	5.9%	2.7%
Real estate - construction	1,328,718	1,396,527	1,377,391	(4.9%)	(3.5%)
Consumer	473,245	516,335	499,253	(8.3%)	(5.2%)
Leasing and other	86,089	87,756	85,524	(1.9%)	0.7%

Total Loans, net of unearned income	$11,295,531	$10,414,698	$11,082,957	8.5%	1.9%

Deposits, by type:
Noninterest-bearing demand	$1,616,283	$1,721,135	$1,675,528	(6.1%)	(3.5%)
Interest-bearing demand	1,685,620	1,657,714	1,721,831	1.7%	(2.1%)
Savings deposits	2,137,704	2,295,822	2,179,753	(6.9%)	(1.9%)
Time deposits	4,520,004	4,457,363	4,603,944	1.4%	(1.8%)

Total Deposits	$9,959,611	$10,132,034	$10,181,056	(1.7%)	(2.2%)

Short-term borrowings, by type:
Customer repurchase agreements	$226,921	$256,658	$237,346	(11.6%)	(4.4%)
Short-term promissory notes	471,470	315,515	478,018	49.4%	(1.4%)
Federal funds purchased	1,184,370	915,241	975,732	29.4%	21.4%
Other	464,702	65,081	329,655	614.0%	41.0%

Total Short-term borrowings	$2,347,463	$1,552,495	$2,020,751	51.2%	16.2%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended
	March 31	March 31	December 31
	2008	2007	2007
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$112,209	$106,884	$109,435
Loans charged off	(5,626)	(1,360)	(5,068)
Recoveries of loans previously charged off	1,266	1,418	1,042

Net loans (charged off) recovered	(4,360)	58	(4,026)
Provision for loan losses	11,220	957	6,800

Balance at end of period	$119,069	$107,899	$112,209

Net charge-offs (recoveries) to average loans (annualized)	0.15%	—	0.15%

COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$115,257	$107,899	$107,547
Reserve for unfunded lending commitments (1)	3,812	—	4,662

Allowance for credit losses	$119,069	$107,899	$112,209

(1) Reserve for unfunded commitments transferred to other liabilities as of December 31, 2007. Prior periods were not reclassified.

NON-PERFORMING ASSETS:
Non-accrual loans	$97,212	$37,914	$76,150
Accruing loans 90+ days overdue	29,733	13,467	29,782
Other real estate owned	18,333	6,576	14,934

Total non-performing assets	$145,278	$57,957	$120,866

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	0.85%	0.36%	0.68%
Non-performing assets to total loans and OREO	1.27%	0.55%	1.08%
Non-performing assets to total assets	0.90%	0.40%	0.76%
Allowance for credit losses to loans outstanding	1.05%	1.03%	1.00%
Allowance for loan losses to loans outstanding	1.01%	1.03%	0.96%
Allowance for credit losses to non-performing loans	94%	210%	106%